                                                                   EXHIBIT 10.16

                       AMENDMENT NO. 3 TO THERMAL SUPPLY
                                LEASE AGREEMENT


          THIS AMENDMENT No. 3 TO THERMAL SUPPLY LEASE AGREEMENT (this "Amendment No. 3"), dated as of February 28, 1995, is by and between THERMO COGENERATION PARTNERSHIP, L.P., a Colorado limited partnership ("herein sometimes Thermo") and ROCKY MOUNTAIN PRODUCE LIMITED LIABILITY COMPANY, a Colorado limited liability company ("Rocky Mountain").


                                    RECITALS
                                    --------


          A. Thermo and Rocky Mountain are parties to that certain Thermal Supply Lease Agreement effective as of March 22, 1993, as amended by Amendment No. 1 to Thermal Supply Lease Agreement dated as of December 29, 1994, Commencement Date Notice and Agreement dated as of December 29, 1994, and Amendment No. 2 to Thermal Supply Lease Agreement dated as of February 28, 1995 (the "Agreement"), pursuant to the terms of which Thermo leases to Rocky Mountain, and Rocky Mountain leases from Thermo a commercial greenhouse located in Ft. Lupton, Colorado (the "Facility").

          B. Rocky Mountain has entered into that certain Greenhouse Operation and Management Agreement (the "O&M Agreement") dated as of December 29, 1994 with Colorado Greenhouse Limited Liability Company, a Colorado limited liability company (the "Operator"), pursuant to the terms of which Rocky Mountain has engaged the Operator to operate and manage the Greenhouse.

          C. Rocky Mountain and Thermo desire to enter into this Amendment No. 3 to conform the requirements of the Agreement and the O&M Agreement regarding the timing of calculations and payments of Base Rent, and other matters.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENT
                                   ---------


          1. All capitalized terms used herein but not otherwise defined shall have the meaning given to such terms in the Agreement.

          2. Paragraph 4.1 of the Agreement is hereby amended by deleting the third sentence thereof and replacing it with the following:
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          Installments of Base Rent shall be payable on the last day of April, July, October, and January, beginning April 30,
          1995 and continuing on each such day thereafter through and including April 30, 2014. It is acknowledged that the preceding sentence modifies the Commencement Date Notice and Agreement dated as of December 29, 1994.

          3. Paragraph 4.5 of the Agreement is hereby amended by deleting the second sentence thereof and replacing it with the following:

          Such calculations shall be made within twenty (20) days after the end of each calendar quarter in the manner provided below in this paragraph 4.5 from receipts and disbursements during the "Calculation Period" ending on the final day of such calendar quarter.

          4. Paragraphs 3 and 4 of this Agreement No. 3 shall remain in effect only so long as the O&M Agreement is in effect. Thereafter the amended provisions of paragraphs 4.1 and 4.5 shall revert to read as they existed prior to this Amendment No. 3.

          5. With respect to the calculation of Additional Rent attributable to real property and other property taxes for the calendar year 1994 payable in 1995, such taxes shall be apportioned 71% to Rocky Mountain and 29% to Thermo based upon Rocky Mountain's date of possession of the Facility being April 15, 1994.

          6. Except as amended or modified by this Amendment No. 3, the Agreement remains in full force and effect and is hereby ratified and confirmed in all respects.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                             THERMO COGENERATION PARTNERSHIP,
                             L.P., a Colorado limited partnership

                             By: Thermo Ft. Lupton, L.P.,
                                 General Partner

                                 By:   Thermo Ft. Lupton I, Inc.,
                                       General Partner



                                       By:    [SIGNATURE ILLEGIBLE]
                                              ---------------------------
                                       Name:  ___________________________
                                       Title: ___________________________

                             By: CSW Ft. Lupton, Inc.
                                 General Partner



                                 By:    [SIGNATURE ILLEGIBLE]
                                        ---------------------------------
                                 Name:  _________________________________
                                 Title: _________________________________



                             ROCKY MOUNTAIN PRODUCE LIMITED
                             LIABILITY COMPANY, a Colorado limited
                             liability company



                             By:  _______________________________________
                             Name:  Edward J. Wetherbee
                                    Manager



                             By:   /s/ William E. Coleman
                                   --------------------------------------
                             Name: William E. Coleman
                                   --------------------------------------
                                   Manager



                               ACKNOWLEDGEMENTS
                               ----------------


STATE OF COLORADO                )
                                 )  SS:
COUNTY OF ADAMS                  )


          The foregoing instrument was acknowledged before me this 24th day of February, 1995, by [NAME ILLEGIBLE], as President of Thermo Ft. Lupton I, Inc., General Partner of Thermo Ft. Lupton, L.P., General Partner of Thermo Cogeneration Partnership, L.P., a Colorado limited partnership, on behalf of said partnership.

          Witness my hand and official seal.

          My commission expires: 02/28/97



                                 /s/ Jennifer K Delgado
                                 ---------------------------------
[SEAL]                           Notary Public

STATE OF ____________________    )
                                 )  SS:
COUNTY OF ___________________    )


          The foregoing instrument was acknowledged before me this ______ day of __________________, 1995, by _____________________, as
__________________________ of CSW Ft. Lupton I, Inc., General Partner of Thermo Cogeneration Partnership, L.P., a Colorado limited partnership, on behalf of said partnership.

          Witness my hand and official seal.

          My commission expires:  ____________________.



                                 ___________________________________
[SEAL]                           Notary Public



STATE OF COLORADO       )
                        )  SS:
COUNTY OF BOULDER       )


          The foregoing instrument was acknowledged before me this ______ day of __________________, 1995, by Edward J. Wetherbee, Manager of Rocky Mountain Produce Limited Liability Company, a Colorado limited liability company, on behalf of said company.

          Witness my hand and official seal.

          My commission expires:  ____________________.



                                 ___________________________________
[SEAL]                           Notary Public

STATE OF COLORADO       )
                        )  SS:
COUNTY OF BOULDER       )


          The foregoing instrument was acknowledged before me this 24th day of February, 1995, by William E. Coleman, Manager of Rocky Mountain Produce Limited Liability Company, a Colorado limited liability company, on behalf of said company.

          Witness my hand and official seal.

          My commission expires:  March 25, 1998.



                                 Karen Linda Glaser
                                 -----------------------------------
[SEAL]                           Notary Public